Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,
	2009	2008
Net revenue	$147,260	$150,245
Operating expenses:
Personnel expense	51,821	50,169
Medical supplies expense	41,859	41,642
Bad debt expense	11,925	11,429
Other operating expenses	34,452	31,902
Pre-opening expenses	866	207
Depreciation	9,035	7,801
Amortization	8	30
Loss on disposal of property, equipment and other assets	137	73

Total operating expenses	150,103	143,253

(Loss) income from operations	(2,843)	6,992
Other income (expenses):
Interest expense	(1,813)	(2,857)
Loss on early extinguishment of debt	—	(6,961)
Interest and other income	74	101
Equity in net earnings of unconsolidated affiliates	1,516	2,065

Total other income (expense), net	(223)	(7,652)

Loss from continuing operations before income taxes	(3,066)	(660)
Income tax benefit	(1,539)	(1,108)

(Loss) income from continuing operations	(1,527)	448
(Loss) income from discontinued operations, net of taxes	(288)	4,921

Net (loss) income	(1,815)	5,369
Less: Net income attributable to noncontrolling interest	(841)	(3,123)

Net (loss) income attributable to MedCath Corporation	$(2,656)	$2,246

Amounts attributable to MedCath Corporation common stockholders:
Loss from continuing operations, net of taxes	$(2,511)	$(1,915)
(Loss) income from discontinued operations, net of taxes	(145)	4,161

Net (loss) income	$(2,656)	$2,246

(Loss) earnings per share, basic
Income from continuing operations attributable to MedCath Corporation common stockholders	$(0.13)	$(0.10)
Income (loss) from discontinued operations attributable to MedCath Corporation common stockholders	—	0.21

(Loss) earnings per share, basic	$(0.13)	$0.11

(Loss) earnings per share, diluted
Income from continuing operations attributable to MedCath Corporation common stockholders	$(0.13)	$(0.10)
Income (loss) from discontinued operations attributable to MedCath Corporation common stockholders	—	0.21

(Loss) earnings per share, diluted	$(0.13)	$0.11

Weighted average number of shares, basic	19,743	19,599
Dilutive effect of stock options and restricted stock	—	—

Weighted average number of shares, diluted	19,743	19,599

MEDCATH CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	December 31,	September 30,
	2009	2009
	(Unaudited)
Current assets:
Cash and cash equivalents	$22,760	$32,014
Accounts receivable, net	72,596	70,410
Income tax receivable	1,037	—
Medical supplies	18,929	18,261
Deferred income tax assets	12,069	12,201
Prepaid expenses and other current assets	15,313	13,969
Current assets of discontinued operations	11,942	30,011

Total current assets	154,646	176,866
Property and equipment, net	383,850	385,926
Investments in affiliates	7,931	14,055
Other intangible assets, net	327	378
Other assets	11,331	13,223

Total assets	$558,085	$590,448

Current liabilities:
Accounts payable	$39,562	$40,979
Income tax payable	—	642
Accrued compensation and benefits	16,136	18,744
Other accrued liabilities	20,975	24,860
Current portion of long-term debt and obligations under capital leases	18,279	21,243
Current liabilities of discontinued operations	9,907	10,165

Total current liabilities	104,859	116,633
Long-term debt	99,058	101,871
Obligations under capital leases	4,861	4,647
Deferred income tax liabilities	14,069	13,874
Other long-term obligations	7,436	8,893

Total liabilities	230,283	245,918

Noncontrolling interests — redeemable	4,297	7,448

Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 21,595,880 issued and 20,482,448 outstanding at December 31, 2009; 21,595,880 issued and 20,150,556 outstanding at September 30, 2009	216	216
Paid-in capital	455,273	455,259
Accumulated deficit	(94,076)	(91,420)
Accumulated other comprehensive loss	(304)	(360)
Treasury stock, at cost;
1,113,432 shares at December 31, 2009
1,445,324 shares at September 30, 2009	(44,797)	(44,797)

Total MedCath Corporation stockholders’ equity	316,312	318,898
Noncontrolling interest	7,193	18,184

Total equity	323,505	337,082

Total liabilities and equity	$558,085	$590,448

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended December 31,
	2009	2008	%Change
Statement of Operations Data:
Net revenue	$147,260	$150,245	(2.0)%
Adjusted EBITDA (1)	$7,811	$16,101	(51.5)%
(Loss) income from operations	$(2,843)	$6,992	(140.7)%
Loss from continuing operations, net of taxes	$(2,511)	$(1,915)	(31.1)%
Loss per share from continuing operations, basic	$(0.13)	$(0.10)	(30.0)%
Loss per share from continuing operations, diluted	$(0.13)	$(0.10)	(30.0)%

(1)	See Supplemental Financial Disclosure—Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	Three Months Ended December 31,
	2009	2008	%Change	2009 Same Facility	%Change
Selected Operating Data (a):
Number of hospitals	8	7		7
Licensed beds (c)	658	509		588
Staffed and available beds (d)	572	463		502
Admissions (e)	7,163	6,801	5.3%	6,938	2.0%
Adjusted admissions (f)	10,497	9,874	6.3%	10,043	1.7%
Patient days (g)	26,352	25,181	4.7%	25,423	1.0%
Adjusted patient days (h)	39,336	37,044	6.2%	37,526	1.3%
Average length of stay (days) (i)	3.68	3.70	(0.5)%	3.66	(1.1)%
Occupancy (j)	50.1%	59.1%		55.0%
Inpatient catheterization procedures (k)	3,307	3,552	(6.9)%	3,265	(8.1)%
Inpatient surgical procedures (l)	1,949	2,001	(2.6)%	1,909	(4.6)%
Hospital net revenue	$142,346	$144,225	(1.3)%	$137,753	(4.5)%

Combined Operating Data (b):
Number of hospitals	10	9		9
Licensed beds (c)	825	676		755
Staffed and available beds (d)	735	628		665
Admissions (e)	9,645	9,807	(1.7)%	9,420	(3.9)%
Adjusted admissions (f)	14,626	14,622	0.0%	14,172	(3.1)%
Patient days (g)	34,167	34,189	(0.1)%	33,238	(2.8)%
Adjusted patient days (h)	52,205	51,162	2.0%	50,395	(1.5)%
Average length of stay (days) (i)	3.54	3.49	1.4%	3.53	1.1%
Occupancy (j)	50.5%	59.2%		54.3%
Inpatient catheterization procedures (k)	3,997	4,385	(8.8)%	3,955	(9.8)%
Inpatient surgical procedures (l)	2,490	2,622	(5.0)%	2,450	(6.6)%
Hospital net revenue	$182,340	$185,023	(1.5)%	$177,747	(3.9)%

(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements. Same facility for the three months ended December 31, 2009 exclude the results of Hualapai Mountain Medical Center.

(b)	Combined operating data includes hospitals in operation as of the end of the period reported in continuing operations including hospitals which are accounted for using the equity method in our consolidated financial statements.

(c)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(d)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(e)	Admissions represent the number of patients admitted for inpatient treatment.

(f)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(g)	Patient days represent the total number of days of care provided to inpatients.

(h)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(i)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(j)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(k)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(l)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
The following table reconciles the loss from continuing operations, net of taxes attributable to MedCath Corporation’s common stockholders as derived directly from MedCath Corporation’s consolidated financial statements to Adjusted EBITDA for the three months ended December 31, 2009 and 2008.

	Three Months Ended December 31,
	2009	2008
	(in thousands)
Loss from continuing operations, net of taxes	$(2,511)	$(1,915)
Add:
Income tax benefit	(1,539)	(1,108)
Net income attributable to noncontrolling interest	984	2,363
Equity in net earnings of unconsolidated affiliates	(1,516)	(2,065)
Interest and other income	(74)	(101)
Loss on early extinguishment of debt	—	6,961
Interest expense	1,813	2,857
Loss on disposal of property, equipment and other assets	137	73
Amortization	8	30
Depreciation	9,035	7,801
Pre-opening expenses	866	207
Share-based compensation expense	608	998

Adjusted EBITDA	$7,811	$16,101

The following table reconciles MedCath Corporation’s diluted loss per share from continuing operations, net of taxes attributable to MedCath Corporations common stockholders as derived directly from MedCath’s consolidated financial statements to Adjusted diluted (loss) earnings per share from continuing operations for the three months ended December 31, 2009 and 2008.

	Three Months Ended December 31,
	2009	2008
Diluted loss per share	$(0.13)	$(0.10)
Add:
Loss on debt refinancing	—	0.22
Share-based compensation expense	0.02	0.03
Pre-opening expense	0.02	0.01

Adjusted diluted (loss) earnings per share	($0.09)	$0.16

The following table reflects the calculation of adjusted free cash flow and adjusted free cash flow per diluted share. Free Cash Flows is commonly defined as cash flows from continuing operations less capital expenditures.

	Three Months Ended December 31,
	2009	2008
	(in thousands)
Cash flow from continuing operations	$3,878	$18,854
Less: Non-expansion capital expenditures	4,530	6,320

Free cash flow	$(652)	$12,534